Please fold and detach card at perforation before mailing

NATIONS PRIME FUND
Special Meeting of Shareholders to be held on August 13, 1999

           The undersigned hereby appoints Richard H. Blank, Jr. and Robert B. Carroll (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Prime Fund (the "Fund") of Nations Fund, Inc. ("Nations Fund") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on August 13, 1999, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED JUNE 9, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS FUND. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (704) 388-2641.


                                              ---------------------------------

                                               ---------------------------------

                                               Please sign above exactly as your
                                               name(s) appear(s) hereon.
                                               Corporate proxies should be
                                               signed in full corporate name by
                                               an authorized officer. Each joint
                                               owner should sign personally.
                                               Fiduciaries should give full
                                               titles as such.

            Please fold and detach card at perforation before mailing

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

1. To approve an Agreement and Plan of Consolidation, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates the transfer of all of the assets and liabilities of Nations Prime Fund in exchange for shares of equal value of a corresponding class of Nations Cash Reserves of Nations Institutional Reserves.


                             FOR         AGAINST         ABSTAIN
                             |_|            |_|           |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                 -----------------------   --------------
                                 Signature                       Date

                                 -----------------------   --------------
                                 Signature (Joint Owners)        Date

            Please fold and detach card at perforation before mailing


NATIONS TREASURY FUND
Special Meeting of Shareholders to be held on August 13, 1999

           The undersigned hereby appoints Richard H. Blank, Jr. and Robert B. Carroll (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Treasury Fund (the "Fund") of Nations Fund, Inc. ("Nations Fund") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on August 13, 1999, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED JUNE 9, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS FUND. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (704) 388-2641.


                                              ---------------------------------

                                               ---------------------------------

                                               Please sign above exactly as your
                                               name(s) appear(s) hereon.
                                               Corporate proxies should be
                                               signed in full corporate name by
                                               an authorized officer. Each joint
                                               owner should sign personally.
                                               Fiduciaries should give full
                                               titles as such.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

1. To approve an Agreement and Plan of Consolidation, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates the transfer of all of the assets and liabilities of Nations Treasury Fund in exchange for shares of equal value of a corresponding class of Nations Treasury Reserves of Nations Institutional Reserves.


                             FOR         AGAINST         ABSTAIN
                             |_|            |_|           |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                 -----------------------   -------------
                                 Signature                       Date

                                 -----------------------   -------------
                                 Signature (Joint Owners)        Date

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING


NATIONS GOVERNMENT MONEY MARKET FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 13, 1999

           The undersigned hereby appoints Richard H. Blank, Jr. and Robert B. Carroll (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Government Money Market Fund (the "Fund") of Nations Fund Trust ("Nations Fund") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on August 13, 1999, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED JUNE 9, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS FUND. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (704) 388-2641.


                                               ---------------------------------

                                               ---------------------------------

                                               Please sign above exactly as your
                                               name(s) appear(s) hereon.
                                               Corporate proxies should be
                                               signed in full corporate name by
                                               an authorized officer. Each joint
                                               owner should sign personally.
                                               Fiduciaries should give full
                                               titles as such.

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING


THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

1. To approve an Agreement and Plan of Consolidation, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates the transfer of all of the assets and liabilities of Nations Government Money Market Fund in exchange for shares of equal value of a corresponding class of Nations Government Reserves of Nations Institutional Reserves.


                             FOR         AGAINST         ABSTAIN
                             [ ]           [ ]             [ ]


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                 -----------------------   --------
                                 Signature                       Date

                                 -----------------------   --------
                                 Signature (Joint Owners)        Date

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING



NATIONS TAX-EXEMPT FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 13, 1999

           The undersigned hereby appoints Richard H. Blank, Jr. and Robert B. Carroll (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations Tax-Exempt Fund (the "Fund") of Nations Fund Trust ("Nations Fund") to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on August 13, 1999, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of the Fund which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED JUNE 9, 1999.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE FUND AND NATIONS FUND. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, EITHER BY THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE (FRONT AND
BACK) AT (704) 388-2641.


                                               ---------------------------------

                                               ---------------------------------

                                               Please sign above exactly as your
                                               name(s) appear(s) hereon.
                                               Corporate proxies should be
                                               signed in full corporate name by
                                               an authorized officer. Each joint
                                               owner should sign personally.
                                               Fiduciaries should give full
                                               titles as such.

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING


THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

1. To approve an Agreement and Plan of Consolidation, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates the transfer of all of the assets and liabilities of Nations Tax-Exempt Fund in exchange for shares of equal value of a corresponding class of Nations Municipal Reserves.


                             FOR         AGAINST         ABSTAIN
                             [ ]           [ ]             [ ]


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                 -----------------------   --------
                                 Signature                       Date

                                 -----------------------   --------
                                 Signature (Joint Owners)        Date